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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITOR

               I consent to the incorporation by reference in this Registration Statement of SearchHound.com, Inc. on Form S-8 of my report dated December 15, 2000, included in the Annual Report on Form 10-KSB of SearchHound.com, Inc. for the year ended December 31, 1999.


                             /s/ William L. Butcher
                             ----------------------------------------
                             William L. Butcher, CPA P.S.
                             Everett, Washington